Exhibit 99.1

INTERNATIONAL STEM CELL CORPORATION

Unaudited Pro Forma Financial Statements

On September 1, 2026, International Stem Cell Corporation (the “Company”) completed the sale of 100% of the membership interests of its wholly-owned subsidiary, Lifeline Cell Technology, LLC (“LCT”), to American Type Culture Collection, Inc. (“ATCC”) pursuant to the Membership Interest Purchase Agreement (the “MIPA”) dated July 10, 2026, for an adjusted purchase price of $25,250,000 (base purchase price of $25,000,000 plus a fixed cash add-back of $250,000), subject to a post-closing working capital true-up.

The unaudited pro forma condensed consolidated financial statements were derived from the Company’s historical financial statements and are being presented to give effect to the disposition of LCT. The unaudited pro forma condensed consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this report on Form 8-K.

Included herein are the following unaudited pro forma financial statements:

1. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2026

2. Unaudited Pro Forma Condensed Consolidated Statement of Operations – Six Months Ended June 30, 2026

3. Unaudited Pro Forma Condensed Consolidated Statement of Operations – Year Ended December 31, 2025

4. Unaudited Pro Forma Condensed Consolidated Statement of Operations – Year Ended December 31, 2024

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on March 30, 2026 and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2026 filed with the SEC on August 13, 2026. The unaudited pro forma financial information is not necessarily indicative of the financial position or results of operations that would have actually occurred had the disposition occurred on the dates indicated. In addition, these unaudited pro forma condensed consolidated financial statements should not be considered to be indicative of the future financial performance and results of operations of the Company.

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INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2026

	International Stem Cell Corporation Historical	Transaction Accounting Adjustments (Note 2)		Pro Forma
(in thousands)

ASSETS
Current assets:
Cash and cash equivalents	$1,089	$21,688	(a)(e)	$22,777
Escrow receivable, current	–	2,600	(a)	2,600
Accounts receivable, net	959	(949)	(b)	10
Inventories	1,685	(1,538)	(b)	147
Prepaid expenses and other current assets	186	(15)	(b)	171
Total current assets	3,919	21,786		25,705
Property, plant and equipment, net	160	(134)	(b)	26
Operating lease right-of-use assets	174	(98)	(b)	76
Intangible assets, net	515	(13)	(b)	502
Inventories, non-current	257	(234)	(b)	23
Deposits and other assets	31	(17)	(b)	14
Total assets	$5,056	$21,290		$26,346

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$310	$(191)	(b)	$119
Accrued liabilities	968	(576)	(b)	392
Operating lease liabilities, current	199	(117)	(b)	82
Advances – BioTime	250	–		250
Income tax payable on gain on sale	–	258	(d)	258
Related party note payable	3,257	–		3,257
Total current liabilities	4,984	(626)		4,358
Total liabilities	4,984	(614)		4,370
Commitments and contingencies	–	–		–
Temporary equity – Series D redeemable convertible preferred stock	4,300	–		4,300
Stockholders’ equity (deficit):
Non-redeemable convertible preferred stock	5	–		5
Common stock	8	–		8
Additional paid-in capital	107,153	–		107,153
Accumulated deficit	(111,394)	21,916	(d)	(89,478)
Accumulated other comprehensive income (loss)	–	–		–
Total stockholders’ equity (deficit)	(4,228)	21,916	(d)	17,688
Total liabilities and stockholders’ equity	$5,056	$21,290		$26,346

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended June 30, 2026

	International Stem Cell Corporation Historical	Transaction Accounting Adjustments (Note 2)		Pro Forma
(in thousands, except per share and share data)

REVENUES
Product sales	$4,990	$(4,694)	(c)	$296
Other income	–	–		–
Total revenues	4,990	(4,694)		296

COSTS AND EXPENSES
Cost of sales	2,171	(2,100)	(c)(f)	71
Gross profit	2,819	(2,594)		225

Operating expenses:
Research and development	311	(147)	(c)	164
General and administrative	2,184	(760)	(c)	1,424
Selling and marketing	549	(362)	(c)	187
Total operating expenses	3,044	(1,269)		1,775

Loss from operations	(225)	(1,325)		(1,550)

Interest expense	(3)	–		(3)
Interest expense – related party	(66)	–		(66)
Other income (expense), net	3	–		3
Net loss before income taxes	(291)	(1,325)		(1,616)
Income tax expense	–	–		–
Net loss from continuing operations	$(291)	$(1,325)		$(1,616)

Net loss per share:
Basic and diluted	$(0.04)			$(0.20)

Weighted average common shares outstanding:
Basic and diluted	8,004,389			8,004,389

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2025

	International Stem Cell Corporation Historical	Transaction Accounting Adjustments (Note 2)		Pro Forma
(in thousands, except per share and share data)

REVENUES
Product sales	$9,100	$(8,502)	(c)	$598
Total revenues	9,100	(8,502)		598

COSTS AND EXPENSES
Cost of sales	4,033	(3,844)	(c)(f)	189
Gross profit	5,067	(4,658)		409

Operating expenses:
Research and development	684	(289)	(c)	395
General and administrative	3,532	(868)	(c)	2,664
Selling and marketing	1,118	(724)	(c)	394
Total operating expenses	5,334	(1,881)		3,453

Loss from operations	(267)	(2,777)		(3,044)

Interest expense	(8)	–		(8)
Interest expense – related party	(143)	–		(143)
Net loss before income taxes	(418)	(2,777)		(3,195)
Income tax expense	–	–		–
Net loss from continuing operations	$(418)	$(2,777)		$(3,195)

Net loss per share:
Basic and diluted	$(0.05)			$(0.40)

Weighted average common shares outstanding:
Basic and diluted	8,004,389			8,004,389

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2024

	International Stem Cell Corporation Historical	Transaction Accounting Adjustments (Note 2)		Pro Forma
(in thousands, except per share and share data)

REVENUES
Product sales	$9,085	$(8,290)	(c)	$795
Total revenues	9,085	(8,290)		795

COSTS AND EXPENSES
Cost of sales	3,764	(3,450)	(c)(f)	314
Gross profit	5,321	(4,840)		481

Operating expenses:
Research and development	657	(283)	(c)	374
General and administrative	3,516	(855)	(c)	2,661
Selling and marketing	1,216	(712)	(c)	504
Total operating expenses	5,389	(1,850)		3,539

Loss from operations	(68)	(2,990)		(3,058)

Interest expense	(12)	–		(12)
Interest expense – related party	(133)	–		(133)
Other income (expense), net	4	–		4
Net loss before income taxes	(209)	(2,990)		(3,199)
Income tax expense	–	–		–
Net loss from continuing operations	$(209)	$(2,990)		$(3,199)

Net loss per share:
Basic and diluted	$(0.03)			$(0.40)

Weighted average common shares outstanding:
Basic and diluted	8,004,389			8,004,389

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Description of Transaction and Basis of Presentation

On July 10, 2026, International Stem Cell Corporation (“ISCO” or the “Company”) entered into a Membership Interest Purchase Agreement (the “MIPA”) with American Type Culture Collection, Inc. (“ATCC”), providing for the sale of 100% of the membership interests of its wholly-owned subsidiary Lifeline Cell Technology, LLC (“LCT”). The purchase price is $25,000,000, subject to adjustment based on estimated net working capital, estimated closing date cash and estimated closing date indebtedness. The cash consideration payable to ISCO at closing will equal the purchase price, less the escrow amount required to be deposited with the escrow agent. The escrow amount consists of a $100,000 adjustment escrow amount and a $2,500,000 indemnity escrow amount. The transaction closed on September 1, 2026. ISCO’s other wholly-owned subsidiary, Lifeline Skin Care, Inc. (“LSC”), is not part of this transaction.

After the close of the transaction, the historical financial results of LCT, for all periods presented, will be reflected in the Company’s condensed consolidated financial statements as discontinued operations in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP).

The MIPA contains customary representations and warranties by ISCO, LCT and ATCC. In addition, the MIPA contains customary covenants, including covenants requiring ISCO and LCT to use commercially reasonable efforts to conduct the business in the ordinary course, preserve the business organization and preserve material relationships, subject to specified exceptions. The MIPA also contains customary restrictive covenants, restricting ISCO and LCT from taking certain actions during the pre-closing period without ATCC’s consent. ISCO is also subject to a non-solicitation covenant prohibiting solicitation of competing strategic transactions during the period from signing until closing or termination of the MIPA, subject to limited exceptions.

The MIPA includes restrictive covenants applicable for five years after closing, including covenants prohibiting ISCO and its affiliates from soliciting specified business employees or consultants, interfering with specified business relationships of LCT, and engaging in LCT’s business within the applicable geographic area, subject to a customary passive investment exception. The MIPA also includes mutual non-disparagement provisions subject to customary exceptions.

The obligations of the parties to consummate the transaction are subject to customary mutual closing conditions, including the absence of any governmental order prohibiting the transaction and the absence of any governmental litigation challenging the transaction. The agreement contains customary indemnification obligations.

ISCO’s other wholly-owned subsidiary, Lifeline Skin Care, Inc. (“LSC”), is not part of this transaction and will remain with ISCO following the closing, along with ISCO’s therapeutic research and development operations.

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Basis of Presentation

The following unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and give effect to the disposition of LCT as described in Note 1. The pro forma adjustments reflect only Transaction Accounting Adjustments as defined in Rule 11-02(a)(6)(i) of Regulation S-X. No Autonomous Entity Adjustments are applicable, and Management’s Adjustments have not been presented.

The unaudited pro forma condensed consolidated balance sheet is presented as of June 30, 2026 as if the Transaction had been consummated on that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2026 and the years ended December 31, 2025 and 2024, are presented as if the Transaction had been consummated on January 1, 2024, the beginning of the earliest annual period presented.

Two annual periods (FY2025 and FY2024) are presented pursuant to the Smaller Reporting Company accommodation under CFR Rule 11-02(c)(2)(ii).

The pro forma financial statements are based upon available information and assumptions that management believes to be reasonable. They are not necessarily indicative of the financial position or results of operations that would have occurred had the Transaction been consummated on the dates indicated, nor are they indicative of ISCO’s future financial performance.

Note 2 – Transaction Accounting Adjustments

The following describes each Transaction Accounting Adjustment reflected in Column B of the financial statements. All adjustments are directly attributable to the Transaction and are factually supportable.

(a) Purchase Price, Cash Proceeds and Escrow Receivable

Reflects (i) receipt of net cash proceeds of $21,688,000 at closing and (ii) recognition of an escrow receivable (current asset) of $2,600,000 as follows (in thousands):

Gross purchase price	$25,000
Fixed cash add-back	250
Estimated Working Capital Adjustment	438
Adjusted purchase price	25,688
Less: LCT actual cash holdings retained by ISCO	(373)
Less: Estimated Transaction Costs (Note 2(e) and Note 5)	(1,027)
Less: total escrow withheld at closing	(2,600)
Net cash received at closing	$21,688

The escrow of $2,600,000 is classified as a current asset (escrow receivable) and comprises three tranches: (i) $100,000 working capital holdback released approximately 90 days post-closing (subject to working capital true-up – see Note 4); (ii) $1,500,000 indemnification holdback released approximately 6 months post-closing; and (iii) $1,000,000 indemnification holdback released approximately 9 months post-closing. Tranches (ii) and (iii) are subject to indemnification claims. All three tranches are classified as current given expected release within 12 months of the balance sheet date.

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(b) Removal of LCT Historical Assets and Liabilities

Reflects the elimination of LCT’s assets and liabilities from the pro forma condensed consolidated balance sheet as of June 30, 2026. LCT’s net assets on a post-intercompany basis are $2,487,000, as follows (in thousands):

LCT assets transferred to ATCC at closing	$2,998
LCT cash not transferred to ATCC at closing (Note 2(a))	373
Less: LCT liabilities assumed by ATCC	(884)
Net book value of LCT	$2,487

The intercompany receivable of $9,445,000 owed by ISCO parent to LCT is eliminated in ISCO’s consolidated financial statements was forgiven on LCT’s standalone books on August 31, 2026 (the day before the closing), with no impact on ISCO’s consolidated balance sheet. See also Note 8.

(c) Removal of Historical Operations

Reflects the elimination of LCT’s historical revenues, cost of sales, and operating expenses (research and development, general and administrative, and selling and marketing) for each period presented. These eliminations are based on LCT’s standalone financial statements derived from ISCO’s internal segment reporting.

LCT had no debt obligations; accordingly, no adjustment is made to interest expense or interest expense — related party, both of which remain with ISCO parent. Certain corporate overhead and shared service costs historically allocated to LCT have not been removed from the pro forma statements of operations because they are expected to continue to be incurred by ISCO following the disposition. See Note 2(f) and Note 6.

(d) After-Tax Gain on Sale and Tax Effect

The estimated pre-tax gain on sale of LCT of $22,174,000 (which consists of the pre-tax gain of $19,574,000 plus the $2,600,000 escrow holdback) is excluded from the pro forma statements of operations as a nonrecurring item directly attributable to the Transaction. The escrow payment is treated as an adjustment to the purchase price for tax purposes. The after-tax gain of $19,316,000 plus the escrow of $2,600,000 are credited directly to accumulated deficit on the pro forma balance sheet. An estimated income tax payable of $258,000 is recognized as a current liability on the pro forma balance sheet. The gain is calculated as follows (in thousands):

Adjusted purchase price (Note 2(a))	$25,688
Less: Estimated Transaction Costs	(1,027)
Net proceeds	24,661
Less: net book value of LCT transferred	(2,487)
Pre-tax gain on sale	$22,174
Less: estimated income tax (see Note 3)	(258)
Estimated after-tax gain – credited to accumulated deficit	$21,916
Less: escrow holdback	(2,600)
Estimated after-tax gain – excluding escrow holdback	$19,316

For further detail on the tax rate assumptions, see Note 3.

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(e) Estimated Transaction Costs

Estimated Transaction costs of $1,027,000 directly attributable to the Transaction are nonrecurring and are excluded from the pro forma statements of operations. These costs are reflected solely as a reduction of net cash proceeds on the pro forma balance sheet. See Note 5 for further detail.

(f) Stranded and Shared Costs

Certain corporate overhead and shared service costs that were historically allocated to LCT consisted of only those that related directly to production and overhead allocations and these have been removed from the pro forma statements of operations through the adjustment already reflected. Other costs including portions of general and administrative expenses related to public company infrastructure, executive management, finance, legal, related party note interest as well as human resource activities – supported both LCT and ISCO’s continuing operations and are expected to continue to be incurred by ISCO following the disposition and were never allocated. See Note 6 for further detail.

Note 3 – Tax Rate Assumptions

The total statutory rate is comprised of the federal statutory rate of 21% plus California franchise tax rate of 8.84% plus Arizona income tax of 4.9% plus Maryland income tax of 8.25%.

The Transaction is structured as a membership interest sale, which is treated as an asset sale for income tax purposes.

The effective tax rate of 1.164% was calculated as the tax on the gain with reference to the pre-tax book gain on sale of LCT of $22,174,000 (see Note 2(d)).  The effective tax rate and calculated tax liability differs from the statutory tax rate as a result of the following items:

(i) After considering IRC 382 & 383 limitations, there were approximately $16,000,000 in net operating losses and $192,000 of R&D credits available to offset a portion of the taxable gain from the transaction. For state purposes, there was approximately $126,000 of California R&D tax credits available for utilization.

(ii) For the 2026 tax year, California suspended the use of California net operating losses.

(iii) The effect of state apportionment resulted in a reduction from the statutory state tax rates.

Note 4 – Working Capital Adjustment

The MIPA provides for a post-closing working capital true-up. Based on the preliminary closing balance sheet, the working capital adjustment is estimated at $438,000, which has been included in the net proceeds calculation. A working capital escrow holdback of $100,000 has been established and will be released within 30 days following the determination of the closing working capital, which is expected to occur approximately 90 days after the closing date. The pro forma financial statements reflect a $438,000 working capital adjustment which is reflected in the cash line on the pro-forma balance sheet (see Note 2(a)). This will be modified, if necessary, when the closing balance sheet is prepared. The actual working capital adjustment may increase or decrease the gain on sale and the net cash received.

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Note 5 – Estimated Transaction Costs

Transaction costs directly attributable to the Transaction total $1,027,000 and are comprised of the following (in thousands):

Estimated Legal fees	$550
Estimated Accounting fees	187
Estimated Other	290
Total transaction costs	$1,027

These costs are nonrecurring and are excluded from the pro forma statements of operations. They are reflected as a reduction of net cash proceeds on the pro forma balance sheet only.

Note 6 – Stranded and Shared Costs

Certain costs of ISCO that were historically allocated to LCT will continue to be incurred following the disposition. These stranded costs relate only to labor overhead allocation for production purposes for employees not directly employed by LCT. Costs that were never allocated include the corporate overhead expenses related to ISCO’s public company obligations (SEC reporting, audit fees, legal fees, directors’ and officers’ insurance), executive management, finance and accounting, human resource activities and information technology infrastructure that supported both LCT and ISCO’s continuing therapeutic research and development and LSC operations.

These costs are not considered stranded costs as they were never allocated and therefore have not been removed from the pro forma statements of operations because they represent ongoing costs of ISCO’s continuing operations and will not be eliminated as a result of the Transaction.

Note 7 – Transition Services Agreement

The Company and ATCC have entered into a Transition Services Agreement (“TSA”) pursuant to which ISCO will provide certain transition services to ATCC for a defined period following the closing of the Transaction. No TSA income has been reflected in the pro forma statements of operations as management has determined that any fees payable under the TSA are not material to ISCO’s continuing operations and do not represent a component of ISCO’s ongoing business.

Note 8 – Intercompany Transactions

As of June 30, 2026, ISCO parent had an intercompany payable to LCT of $9,445,000, representing amounts advanced to ISCO parent by LCT in the ordinary course of business. This intercompany balance is eliminated in ISCO’s consolidated financial statements and therefore does not appear on the historical consolidated balance sheet.

Pursuant to the MIPA, this intercompany receivable was forgiven and eliminated on LCT’s standalone books on August 31, 2026 (the day before closing). This forgiveness had no impact on ISCO’s consolidated financial statements, as the receivable and payable are eliminated in consolidation. The forgiveness entry was a necessary pre-closing step to ensure LCT’s net assets transferred to ATCC reflect only third-party assets and liabilities.

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